AEROFLEX INCORPORATED AND SUBSIDIARIES
                     --------------------------------------

                       PRO FORMA BALANCE SHEET (Unaudited)
                       -----------------------------------



     The following pro forma balance sheet (unaudited) adjusts the historical consolidated balance sheet of Aeroflex Incorporated and subsidiaries as of March 31, 2002 for the effects of the acquisition of IFR Systems, Inc. The acquisition has been accounted for under the purchase method of accounting.

     The pro forma  balance sheet gives effect to the  acquisition  described in
Item 2 of the Form 8-K filed on May 21, 2002, as if it had occurred on March 31, 2002. The balance sheet should be read in conjunction with the notes to the pro forma financial statements.

                     AEROFLEX INCORPORATED AND SUBSIDIARIES
                     --------------------------------------
                       PRO FORMA BALANCE SHEET (UNAUDITED)
                       -----------------------------------
                 REFLECTING THE ACQUISITION OF IFR SYSTEMS, INC.
                 -----------------------------------------------
                                 MARCH 31, 2002
                                 --------------
                    (In thousands, except per share amounts)

                                                           Acquisition      Pro Forma      Pro Forma
ASSETS                                       Historical     of IFR(1)     Adjustments(2)    Results
                                             ----------    -----------    --------------   ---------
Current assets:
  Cash and cash equivalents                    $ 74,751      $  8,154        $(62,000)      $ 20,905
  Marketable securities                           5,943                                        5,943
  Accounts receivable, net                       50,474        22,398                         72,872
  Inventories                                    48,522        26,865                         75,387
  Deferred income taxes                           7,320         3,696            (714)        10,302
  Prepaid expenses and other
    current assets                                2,592         5,785                          8,377
                                               --------      --------        --------       --------
      Total current assets                      189,602        66,898         (62,714)       193,786
Property, plant and equipment, net               55,534        20,404            -            75,938
Intangible assets with definite lives, net       15,196         9,962          (5,962)        19,196
Goodwill                                         23,212          -                584         23,796
Deferred incomes taxes                           11,239        (6,293)          2,623          7,569
Other assets                                      9,014         1,623          (1,559)         9,078
                                               --------      --------        --------       --------
    Total assets                               $303,797      $ 92,594        $(67,028)      $329,363
                                               ========      ========        ========       ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt            $  1,714      $ 78,495        $(78,135)      $  2,074
  Accounts payable                               10,154         9,972                         20,126
  Advance payments by customers                   1,693          -                             1,693
  Accrued expenses and other
    current liabilities                          16,292        15,762          (2,084)        29,970
                                               --------      --------        --------       --------
      Total current liabilities                  29,853       104,229         (80,219)        53,863
                                               --------      --------        --------       --------
Long-term debt                                   10,192         3,056                         13,248
                                               --------      --------        --------       --------
Other long-term liabilities                       6,671          -                             6,671
                                               --------      --------        --------       --------
Stockholders' equity:
  IFR equity                                       -          (14,691)         14,691           -
  Common stock, par value $.10 per share;
    authorized 110,000 shares; issued
    59,988 shares                                 5,999          -                             5,999
  Additional paid-in capital                    222,201          -                           222,201
  Accumulated other comprehensive
    income (loss)                                  (138)         -                              (138)
 Retained earnings                               29,033          -             (1,500)        27,533
Less:  Treasury stock, at cost (4 shares)           (14)         -                               (14)
                                               --------      --------        --------       --------
                                                257,081       (14,691)         13,191        255,581
                                               --------      --------        --------       --------
Total liabilities and stockholders' equity     $303,797      $ 92,594        $(67,028)      $329,363
                                               ========      ========        ========       ========

(1) (2) See notes to pro forma financial statements.

                     AEROFLEX INCORPORATED AND SUBSIDIARIES
                     --------------------------------------
                 PRO FORMA STATEMENTS OF OPERATIONS (Unaudited)
                 ----------------------------------------------


The following pro forma statements of operations (unaudited) adjust the historical consolidated statements of operations of Aeroflex Incorporated and subsidiaries for the year ended June 30, 2001 and for the nine months ended March 31, 2002 for the effects of the acquisition of IFR Systems, Inc. ("IFR") on May 20, 2002. The acquisition of IFR was accounted for under the purchase method of accounting. The pro forma statements of operations give effect to the acquisition described in Item 2 of the Form 8-K filed on May 21, 2002, as if it had occurred on July 1, 2000.

The pro forma statements of operations do not purport to be indicative of the operating results that would have been achieved had the acquisition been effected on the dates indicated, are not necessarily indicative of future operating results and should not be used as a forecast of future operations. These statements should be read in conjunction with the notes to the pro forma financial statements.

                     AEROFLEX INCORPORATED AND SUBSIDIARIES
                     --------------------------------------
                 PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)
                 ----------------------------------------------
                 REFLECTING THE ACQUISITION OF IFR SYSTEMS, INC.
                 -----------------------------------------------
                            YEAR ENDED JUNE 30, 2001
                            ------------------------
                    (In thousands, except per share amounts)

                                                                                    Pro Forma
                                                  Acquisition     Pro Forma       Results after
                                   Historical        of IFR     Adjustments(3)     Acquisition
                                   ----------     -----------   -------------     -------------
Sales                               $ 232,808      $ 138,835      $                 $ 371,643
Cost of sales                         136,659         79,980                          216,639
                                    ---------      ---------      ---------         ---------
  Gross profit                         96,149         58,855                          155,004
Selling, general and
  administrative costs                 44,277         35,972         (1,646)           78,603
Research and development costs         18,909         14,793                           33,702
Acquired in-process R&D                 2,500                                           2,500
                                    ---------      ---------      ---------         ---------
  Operating income                     30,463          8,090          1,646            40,199
                                    ---------      ---------      ---------         ---------
Other income (expense)
  Interest expense                     (1,397)        (7,457)         7,397            (1,457)
  Interest and other income
   (expense)                            3,606         (1,178)        (2,208)              220
                                    ---------      ---------      ---------         ---------
  Total other income
    (expense)                           2,209         (8,635)         5,189            (1,237)
                                    ---------      ---------      ---------         ---------
Income (loss) before income taxes      32,672           (545)         6,835            38,962
Provision (benefit) for income taxes   11,450           (292)           578            11,736
                                    ---------      ---------      ---------         ---------
Net income (loss) before cumulative
  effect of a change in accounting  $  21,222      $    (253)     $   6,257         $  27,226
                                    =========      =========      =========         =========
Net income before cumulative
  effect of a change in accounting
  per common share
   Basic                               $ .37                                           $ .47
                                       ======                                          ======
   Diluted                             $ .35                                           $ .45
                                       ======                                          ======
Weighted average number of
  common shares outstanding
   Basic                               58,124                                          58,124
                                    =========                                       =========
   Diluted                             61,041                                          61,041
                                    =========                                       =========

(3)  See notes to pro forma financial statements.

                     AEROFLEX INCORPORATED AND SUBSIDIARIES
                     --------------------------------------
                 PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)
                 ----------------------------------------------
                 REFLECTING THE ACQUISITION OF IFR SYSTEMS, INC.
                 -----------------------------------------------
                        NINE MONTHS ENDED MARCH 31, 2002
                        --------------------------------
                    (In thousands, except per share amounts)

                                                 Acquisition     Pro Forma     Pro Forma
                                   Historical       of IFR      Adjustments(3)  Results
                                   ----------    -----------    -------------  ----------
Sales                              $136,307       $ 85,896       $              $222,203
Cost of sales                        88,247         58,818                       147,065
                                   --------       --------       --------       --------
  Gross profit                       48,060         27,078                        75,138
Selling, general and
  administrative costs               34,706         32,043         (8,489)        58,260
Research and development costs       15,370         10,649                        26,019
                                   --------       --------       --------       --------
  Operating income (loss)            (2,016)       (15,614)         8,489         (9,141)
                                   --------       --------       --------       --------
Other income (expense)
  Interest expense                   (1,138)        (5,151)         5,112         (1,177)
  Interest and other income
   (expense)                          1,668         (4,293)         1,943           (682)
                                   --------       --------       --------       --------
  Total other income
    (expense)                           530         (9,444)         7,055         (1,859)
                                   --------       --------       --------       --------
Income (loss) before income taxes    (1,486)       (25,058)        15,544        (11,000)
Provision (benefit) for
  income taxes                         (475)        (5,753)         3,489         (2,739)
                                   --------       --------       --------       --------
Net income (loss) before
  cumulative effect of a change
  in accounting                    $ (1,011)      $(19,305)      $ 12,055       $ (8,261)
                                   ========       ========       ========       ========
Net loss before cumulative effect
  of a change in accounting per
  common share
   Basic                             $(.02)                                       $(.14)
                                     ======                                       ======
   Diluted                           $(.02)                                       $(.14)
                                     ======                                       ======
Weighted average number of
  common shares outstanding
   Basic                             59,926                                       59,926
                                   ========                                     ========
   Diluted (4)                       59,926                                       59,926
                                   ========                                     ========

     (3)  See notes to pro forma financial statements.

     (4) As a result of the loss for the nine months ended March 31, 2002, all options are anti-dilutive.

                     AEROFLEX INCORPORATED AND SUBSIDIARIES
                     --------------------------------------
               NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)
               --------------------------------------------------

A.   BASIS OF PRESENTATION
     ---------------------

     The accompanying pro forma financial statements (unaudited) present the financial position and results of operations of Aeroflex Incorporated and subsidiaries ("ARX") giving effect to the acquisition of IFR Systems, Inc. ("IFR"). The acquisition of IFR by ARX was accounted for as a purchase and accordingly, the purchase price was allocated to the assets and liabilities of IFR based on their fair values at May 20, 2002 (the date of acquisition). The allocation of the purchase price, including the pro forma adjustments to amortizable intangibles, goodwill, and process research and development is subject to final determination.

     For the purpose of the pro forma balance sheet and the pro forma statements of operations, it is assumed that the acquisition occurred on March 31, 2002 and July 1, 2000, respectively. In order to provide comparability to the respective historical periods, the pro forma statements of operations for the year ended June 30, 2001 and for the nine months ended March 31, 2002 do not include a one-time charge of $1.5 million which was recorded upon acquisition to reflect the write-off of the purchase price allocated to acquired in-process research and development.

B.   PRO FORMA ADJUSTMENTS AND ASSUMPTIONS
     -------------------------------------

     The pro forma financial statements of ARX give effect to the following pro forma adjustments and assumptions:

     1. To record the acquisition of IFR stock by ARX as described in Item 2 on Form 8-K filed on May 21, 2002.

     2. To record the a) purchase price of $62 million consisting of $11 million paid for the acquisition of IFR stock, $49 million to used pay off indebtedness and other amounts owed by IFR to its banks and $2 million of acquisition costs, all from available cash and cash equivalents, b) elimination of IFR's equity accounts, c) forgiveness of debt by IFR's banks of $35 million, d) allocation of the purchase price to the fair value of the assets acquired and liabilities assumed, including, for purposes of the pro forma balance sheet, the aforementioned $1.5 million write-off of the fair value of the acquired in-process research and development and e) current and deferred tax liabilities related to c) and d) above. The pro forma balance sheet reflects goodwill of $584,000 related to the IFR acquisition based on the assumed acquisition date of March 31, 2002. As of the actual acquisition date, May 20, 2002, IFR had a lower amount of net assets due to a net loss for the period April 1, to May 20, 2002. This is expected to result in goodwill of approximately $5 million.

     3. To record a) amortization based on estimated remaining lives of assets (7 years for intangibles) and adjustment to fair value of assets acquired, b) reversal of IFR interest expense, loan origination fees and loss on interest rate swap due to elimination of bank debt and interest income forgone due to the use of available cash and cash equivalents for the acquisition and, for the nine months ended March 31, 2002, c) reversal of $7.2 million charge for the impairment of IFR historical intangibles and d) the tax effect of a), b) and c).